SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 31, 2001
                                                       -------------------


                             CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                      000-31359                     23-3032245
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8485
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.
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           Exhibits

99.1       Press release, issued December 31, 2001.

The full text of the Press Release is attached to this report as Exhibit 99.1.

Item 9.    Regulation FD Disclosure.
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On December 31, 2001, CoreComm Limited issued a press release announcing the closing of recapitalization transactions which it had announced on December 18, 2001.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CORECOMM LIMITED
                                        (Registrant)

                                        By: /s/  Richard J. Lubasch
                                        ----------------------------------
                                        Name:    Richard J. Lubasch
                                        Title:   Senior Vice President-
                                                 General Counsel


Dated: January 7, 2002

                                  EXHIBIT INDEX
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Exhibit                                                                   Page
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99.1     Press release, issued December 31, 2001

                                                                    Exhibit 99.1

[CORECOMM LOGO]

FOR IMMEDIATE RELEASE


                      CORECOMM LIMITED ANNOUNCES CLOSING OF
                          RECAPITALIZATION TRANSACTIONS

         New York, New York (December 31, 2001) - CoreComm Limited (Nasdaq:
COMM), announced today that it has closed the recapitalization transactions that it had announced on December 18, 2001.

         The remaining phase of the recapitalization will be the previously described registered public exchange offer by CoreComm Holdco, Inc., the recapitalized company ("Holdco"), to CoreComm's common stockholders and any remaining holders of CoreComm's 6% Convertible Subordinated Notes. Investors are encouraged to read the information regarding the registered public exchange offer at the end of this release.

         Pro forma for the recapitalization, the only remaining debt obligations of Holdco are its $156.1 million credit facility, $15.8 million in Senior Convertible Notes, and approximately $11.9 million in capital leases. There is no preferred stock outstanding.

                                    *******

         The foregoing reference to the registered public exchange offer shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of shares of common stock of Holdcoin any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors and security holders are urged to read the following documents (including amendments that may be made to them) once they are completed, regarding the exchange offers for the shares of CoreComm common stock and the 6% Convertible Subordinated Notes because they will contain important information:

       - Holdco's preliminary prospectus, prospectus supplements and final prospectus; and - Holdco's Registration Statement on Form S-4, containing such documents and other information.

         These documents and amendments to these documents will be filed with the United States Securities and Exchange Commission. When these and other documents are filed with the SEC, they may be obtained free at the SEC's web site at www.sec.gov. You may also obtain for free each of these documents (when available) from Holdco by directing your request to the numbers listed below.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 In addition to the historical information presented, this release also includes certain forward-looking statements concerning financing, the recapitalization transactions and trends in operating results. Such statements represent CoreComm's reasonable judgment on the future and are based on assumptions and factors that could cause actual results to differ materially. Examples of relevant assumptions and factors include, but are not limited to, general economic and business conditions, industry trends, technological developments, CoreComm's ability to continue to design and deploy efficient network routes, obtain and maintain any required regulatory licenses or approvals and finance network development, all in a timely manner, at reasonable costs and on satisfactory terms and conditions, as well as assumptions about customer acceptance, churn rates, overall market penetration and competition from providers of alternative services, the impact of restructuring, recapitalization and integration actions, the impact of new business opportunities requiring significant up-front investment, interest rate fluctuations, and availability, terms and deployment of capital. CoreComm assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting such statements.


For further  information  contact:
  Michael A. Peterson, Vice President - Corporate Development or Richard J. Lubasch, Senior Vice President - General Counsel at (212) 906-8485